Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACTS:	Nina Devlin (Media) 724.514.1968 Kris King (Investors) 724.514.1813

MYLAN COMPLETES ACQUISITION OF ABBOTT’S NON-U.S. DEVELOPED MARKETS SPECIALTY AND BRANDED GENERICS BUSINESS

POTTERS BAR, ENGLAND AND PITTSBURGH – Feb. 27, 2015 – Mylan N.V. and Mylan Inc. (Nasdaq: MYL) today announced the successful completion of the acquisition of Abbott Laboratories’ (NYSE: ABT) non-U.S. developed markets specialty and branded generics business.

Executive Chairman Robert J. Coury commented, “Today marks the beginning of the next exciting chapter of growth for Mylan. With the completion of this transaction, we will benefit from significantly enhanced financial flexibility, an optimized global tax structure and greater balance sheet capacity, all of which position us exceptionally well for future opportunities.”

Under the previously announced terms of the transaction agreement, Abbott received 110 million shares of Mylan N.V., resulting in former Mylan Inc. shareholders now owning approximately 78% of Mylan N.V. and Abbott now owning approximately 22% of Mylan N.V. Mylan Inc. and Abbott’s non-U.S. developed markets specialty and branded generics business have been reorganized under Mylan N.V., a new public company organized in the Netherlands. Mylan N.V. will be led by the former Mylan Inc. executive team. The company will trade on Nasdaq under the ticker symbol MYL.

Mylan CEO Heather Bresch said, “This transaction significantly enhances our ability to pursue additional highly strategic and financially accretive opportunities. These new assets will build upon our exceptional existing global platform and the strong growth strategy already in place, and better position our company to deliver on our mission of providing the world’s seven billion people access to high quality medicine. Not only will this transaction strengthen our financial profile, it will significantly enhance our geographic footprint and commercial platform in our largest non-U.S. geographies and create critical mass across our customer sales channels.

“Today, we also welcome approximately 3,800 employees from Abbott to Mylan, and we look forward to the contributions they will make to our combined organization as they take up our cause of delivering better health for a better world.”

Forward-Looking Statements

This press release contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the acquisition (the “Transaction”) by Mylan N.V. (“Mylan”) of both Mylan Inc. and Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business (the “Business”), benefits and synergies of the Transaction, future opportunities for Mylan and products and any other statements regarding Mylan’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition,

1000 Mylan Boulevard, Canonsburg, PA 15317            P: 724.514.1800            F: 724.514.1870            mylan.com

and other expectations and targets for future periods. These may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the ability to meet expectations regarding the accounting and tax treatments of the Transaction; changes in relevant tax and other laws; the integration of the Business being more difficult, time-consuming, or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients, or suppliers) being greater than expected following the Transaction; the retention of certain key employees of the Business being difficult; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time frames or at all and to successfully integrate the Business; expected or targeted future financial and operating performance and results; the capacity to bring new products to market, including but not limited to where Mylan uses its business judgment and decides to manufacture, market, and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); the scope, timing, and outcome of any ongoing legal proceedings and the impact of any such proceedings on financial condition, results of operations and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impacts of competition; changes in the economic and financial conditions of the business of Mylan; the inherent challenges, risks, and costs in identifying, acquiring and integrating complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan Inc.‘s Annual Report on Form 10-K for the year ended Dec. 31, 2013, as updated by Mylan Inc.‘s Current Report on Form 8-K filed on Aug. 6, 2014, Mylan Inc.‘s Quarterly Report on Form 10-Q for the period ended June 30, 2014, Mylan Inc.‘s Quarterly Report on Form 10-Q for the period ended Sept. 30, 2014, and Mylan Inc.’s other filings with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with Mylan, the Business and the Transaction are also more fully discussed in the Registration Statement on Form S-4 that New Moon B.V. (which has been renamed Mylan N.V. and is referred to herein as Mylan) filed with the SEC on Nov. 5, 2014, as amended on Dec. 9, 2014, and as further amended on Dec. 23, 2014, and in the proxy statement Mylan Inc. filed with the SEC on Dec. 24, 2014, as well as the prospectus Mylan filed with the SEC on Dec. 24, 2014. You can access Mylan’s and Mylan Inc.’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this press release.

Mylan is a global pharmaceutical company committed to setting new standards in healthcare. Working together around the world to provide 7 billion people access to high quality medicine, we innovate to satisfy unmet needs; make reliability and service excellence a habit; do what’s right, not what’s easy; and impact the future through passionate global leadership. We offer a growing portfolio of around 1,400 generic pharmaceuticals and several brand medications. In addition, we offer a wide range of antiretroviral therapies, upon which approximately 40% of HIV/AIDS patients in developing countries depend. We also operate one of the largest active pharmaceutical ingredient manufacturers and currently market products in about 145 countries and territories. Our workforce of approximately 30,000 people is dedicated to creating better health for a better world, one person at a time. Learn more at mylan.com.

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